UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 3, 2010

AMPCO-PITTSBURGH CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	1-898	25-1117717

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

600 Grant Street, Pittsburgh, PA                                                                                        15219

   (Address of principal executive offices)                                                                                 (Zip Code)

Registrant’s telephone number, including area code: (412) 456-4400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07	Submission of Matters to a Vote of Security Holders

(a)	On April 29, 2010, Ampco-Pittsburgh Corporation (the “Corporation”) held its annual meeting of stockholders.

(b)	The following items of business were voted upon by stockholders at the annual meeting:

1.	Directors were elected to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified. The voting results were as follows:

           Broker
            Name                                                For                  Against         Withheld         Non-votes

Leonard M. Carroll                            9,045,410                         0              254,276            422,840
Lawrence E. Paul                              8,565,415                         0   734,271         422,840
Ernest G. Siddons                             8,932,955                         0   366,731         422,840

2.	Ratification of the selection of Deloitte & Touche, LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

For	Against	Abstain

9,683,737                                       29,227                                             9,562

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPCO-PITTSBURGH CORPORATION

Date: May 3, 2010	By: s/Rose Hoover
Rose Hoover
Senior Vice President and Corporate Secretary